Loan agreement

Inventa Holding GmbH
Friedrich-List-Allee 10
41844 Wegberg
- in the following referred to as “Lender” -

is granting

Clyvia Technology GmbH
Friedrich-List-Allee 10
41844 Wegberg
- in the following referred to as “Borrower” -

a loan according to the conditions specified in the following.

1.     Loan amount, term, purpose

a)	The amount of the loan is EUR 15,000.00
b)	The loan may be terminated by either party with a term of one month to the end of every month. The termination must be made in writing.

2.     Interest

Interest on the loan will be 8% per annum.

3.     Interest and repayment of loan

a)	The loan is to be repaid in one lump sum after termination.
b)	The Borrower is entitled to repay the loan prior to maturity in full or with partial payments. Should only a partial payment be made, this will first be applied to the settlement of the interest.

4.     Method of payment

On the due dates the Borrower will arrange the transfer of all payments due according to the loan agreement to the known account of the Lender.

5.     Other agreements

a)

Supplementary agreements and changes to this agreement must be made in writing or must be confirmed in writing by the Lender. This agreement contains all verbal or written agreements between the Lender and the Borrower regarding the loan.

b)	This agreement is subject to the laws of the Federal Republic of Germany.
c)	Place of fulfillment is the head office of the Lender.
d)	Invalidity of individual provisions of the agreement does not affect validity of the remainder of the agreement.
e)	The Lender is entitled to assign the loan for the purpose of refinancing.
f)

The Borrower is, upon request, obligated to provide to the Lender all information required for the business relationship (submission of annual financial statements; other documents to disclose the economic situation.)

Wegberg, dated [Handwriting: 02/04/08]

[Signature]	[Signature]
Place, date, Lender	Place, date, Borrower
[Stamp: Clyvia Technology GmbH
Friedrich-List-Allee 10
41844 Wegberg – Wildenrath
Tel: 02432/893626
Fax: 02432/893625
Email: info@clyvia-tec.com]